Exhibit 99.1
NEWS RELEASE

CONTACT:
Lisa Fortuna or Josh Carroll
312-445-2866
spok@alpha-ir.com

Spok Reports Third Quarter 2022 Results
Continued improvement in net income and adjusted EBITDA
Care Connect Suite of solutions continues to gain traction
Company improves financial outlook for full year 2022
Alexandria, Va. (October 26, 2022) - Spok Holdings, Inc. (NASDAQ: SPOK), a global leader in healthcare communications, today announced results for the third quarter ended September 30, 2022. In addition, the Company’s Board of Directors declared a regular quarterly dividend of $0.3125 per share, payable on December 9, 2022, to stockholders of record on November 16, 2022.
Recent Highlights:
•Strategic business plan continued to progress in the third quarter as the Company generated $2.9 million of net income and $4.7 million of adjusted EBITDA
•Year-to-date, the Company generated $16.9 million of adjusted EBITDA excluding one-time costs related to the strategic business plan(1)
•With the renewed focus on Spok's Care Connect Suite clients, third quarter software operations bookings increased 26% year over year as momentum continued in the quarter
•Year-to-date software operations bookings increased 18% with 49 deals worth over six figures
•Third quarter wireless average revenue per unit was $7.40, up 1.5% year over year, with units in service down only 3.4%
•Year-to-date, capital returned to stockholders totaled $18.8 million in the form of the Company’s regular quarterly dividend
•Cash, cash equivalents and short-term investments balance of $37.2 million on September 30, 2022, and no debt, with cash flow generation expected to largely cover the dividend in the fourth quarter 2022 and future years
•Partnered with and provided solutions to 18 of the 20 adults hospitals and all 10 children’s hospitals named to U.S. News & World Report’s 2022-23 Best Hospitals Honor Roll

"I am proud of what the Spok team has been able to accomplish during the third quarter as we continued to execute on our strategic pivot,” said Vincent D. Kelly, chief executive officer of Spok Holdings, Inc. “We are continuing to invest in a targeted and limited manner in our Care Connect Suite of solutions to enhance our long-standing relationships with the nation’s leading health care providers. Our sales team has also been producing strong results, booking multiple six-figure deals

Spok.com

Exhibit 99.1
NEWS RELEASE
during the quarter and continuing to grow our pipeline. Going forward, we believe our extensive experience operating our established communication solutions will create significant value for stockholders by maximizing revenue and cash flow generation.”

1) Year-to-date adjusted EBITDA excluding one-time costs related to the strategic business plan of $16.9 million is equal to Adjusted EBITDA excluding $5.7 million of severance and restructuring, $7.5 million of payroll and related, and $2.7 million of non-payroll Spok Go and other outside services costs.
Financial Highlights:

	For the three months ended September 30,			For the nine months ended September 30,
(Dollars in thousands)	2022	2021	Change (%)	2022	2021	Change (%)
Revenue
Wireless revenue
Paging revenue	$18,419	$18,844	(2.3)%	$54,873	$57,332	(4.3)%
Product and other revenue	635	800	(20.6)%	1,728	2,291	(24.6)%
Total wireless revenue	$19,054	$19,644	(3.0)%	$56,601	$59,623	(5.1)%

Software revenue
License	$2,147	$1,807	18.8%	$5,933	$4,267	39.0%
Professional services	2,835	4,159	(31.8)%	9,502	13,378	(29.0)%
Hardware	530	596	(11.1)%	1,626	1,694	(4.0)%
Maintenance	9,178	9,645	(4.8)%	27,617	28,648	(3.6)%
Total software revenue	14,690	16,207	(9.4)%	44,678	47,987	(6.9)%
Total revenue	$33,744	$35,851	(5.9)%	$101,279	$107,610	(5.9)%

	For the three months ended September 30,			For the nine months ended September 30,
(Dollars in thousands)	2022	2021	Change (%)	2022	2021	Change (%)
GAAP
Operating expenses	$30,205	$39,408	(23.4)%	$103,996	$114,516	(9.2)%
Net income (loss)	$2,920	$(2,494)	217.1%	$(2,370)	$(5,510)	57.0%
Cash, cash equivalents, and short-term investments (as of period end)	$37,165	$67,458	(44.9)%	$37,165	$67,458	(44.9)%
Capital returned to stockholders	$6,170	$2,438	153.1%	$18,849	$7,590	148.3%

Non-GAAP
Adjusted operating expenses	$27,874	$39,379	(29.2)%	$94,915	$114,747	(17.3)%
Adjusted EBITDA	$4,664	$(2,499)	286.6%	$1,058	$(4,470)	123.7%

Spok.com

Exhibit 99.1
NEWS RELEASE

	For the three months ended September 30,			For the nine months ended September 30,
(Dollars in thousands, excluding units and service and ARPU)	2022	2021	Change (%)	2022	2021	Change (%)
Key Statistics
Wireless units in service	824	853	(3.4)%	824	853	(3.4)%
Wireless average revenue per unit (ARPU)	$7.40	$7.29	1.5%	$7.30	$7.33	(0.4)%
Software operations bookings(2)	$6,243	$4,971	25.6%	$18,829	$15,906	18.4%
Software maintenance bookings(3)	$6,306	$12,146	(48.1)%	$27,768	$28,844	(3.7)%
Software backlog (as of period end)	$44,026	$42,868	2.7%	$44,026	$42,868	2.7%
2) Software operations bookings includes net new (i.e. new customers or incremental add-on sales to existing customers) sales of license, professional services, equipment, and first-year maintenance.
3) Software maintenance bookings includes the renewal of maintenance and term license contracts.
Financial Outlook:
Regarding financial guidance, the Company expects the following for fiscal year 2022, which is updated from the previously provided 2022 financial guidance:

(Unaudited and in millions)	Current Guidance Full Year 2022		Prior Guidance Full Year 2022
	From	To	From	To
Revenue
Wireless	$74.5	$75.5	$73.5	$75.5
Software	$57.0	$60.5	$56.5	$60.5
Total Revenue	$131.5	$136.0	$130.0	$136.0

Adjusted Operating Expenses	$123.0	$125.0	$123.3	$126.1

Capital Expenditures	$3.2	$3.9	$3.2	$3.9
2022 Third Quarter Call:
Management will host a conference call and webcast to discuss these financial results on Thursday, October 27, 2022, at 8:30 a.m. Eastern Daylight Time. The presentation is open to all interested parties and may include forward-looking information.
Conference Call Details

Date/Time:	Thursday, October 27, 2022, at 8:30 a.m. EDT
Webcast:	https://www.webcast-eqs.com/spok10272022_en/en
U.S. Toll-Free Dial In:	877-407-0890
International Dial In:	1-201-389-0918

Spok.com

Exhibit 99.1
NEWS RELEASE
To access the call, please dial in approximately ten minutes before the start of the call. For those unable to join the live call, an OnDemand version of the webcast will be available following the call under the URL link and on the investor relations website.
* * * * * * * * *
About Spok
Spok, Inc., a wholly owned subsidiary of Spok Holdings, Inc. (NASDAQ: SPOK), headquartered in Alexandria, Virginia, is proud to be a global leader in healthcare communications. We deliver clinical information to care teams when and where it matters most to improve patient outcomes. Top hospitals rely on Spok Care Connect® platforms to enhance workflows for clinicians and support administrative compliance. Our customers send over 100 million messages each month through their Spok® solutions. When seconds count and patients' lives are at stake, Spok enables smarter, faster clinical communication. For more information, visit spok.com or follow @spoktweets on Twitter.
Spok is a trademark of Spok Holdings, Inc. Spok Care Connect and Spok Mobile are trademarks of Spok, Inc.
Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: adjusted operating and expenses, adjusted EBITDA. Adjusted operating expenses excludes depreciation, amortization and accretion, impairment of intangible assets, severance and restructuring costs, and effects of capitalized software development costs. Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation, amortization and accretion expense, stock-based compensation expense, impairment of intangible assets, and effects of capitalized software development costs, and includes capital expenditures. Adjusted EBITDA excluding one-time costs related to the strategic business plan represents adjusted EBITDA before one-time costs related to the strategic business plan.
We believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Spok's financial condition and results of operations. We use these non-GAAP measures for financial, operational, and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures permit us to more thoroughly analyze key financial metrics used to make operational decisions and allow us to assess our core operating results. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies who present similar non-GAAP financial measures. We adjust for certain items because we do not regard these costs as reflective of normal costs related to the ongoing operation of the business in the ordinary course. In general, these

Spok.com

Exhibit 99.1
NEWS RELEASE
items possess one or more of the following characteristics: non-cash expenses, factors outside of our control, items that are non-operational in nature, and unusual items not expected to occur in the normal course of business. Adjusted EBITDA excluding one-time costs related to the strategic business plan is a temporary Non-GAAP measure used by management to reflect our financial performance excluding material costs that are included within our financials prior to enacting our new strategic business plan in early 2022. We believe it is important to exclude these costs, given that they do not represent future operational costs under this strategic business plan, which allows us to assess the underlying performance of our core business under this new strategic business plan.
We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principle of these non-GAAP financial measures is that they exclude significant amounts that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.
Safe Harbor Statement under the Private Securities Litigation Reform Act
Statements contained herein or in prior press releases which are not historical fact, such as statements regarding Spok’s future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause Spok’s actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, risks related to Spok's new strategic business plan, including its ability to maximize revenue and cash generation from its established businesses and return capital to stockholders, risks related to the COVID-19 pandemic and its effect on our business and the economy, other economic conditions such as recessionary economic cycles, higher interest rates, inflation and higher levels of unemployment, declining demand for paging products and services, continued demand for our software products and services, our dependence on the U.S. healthcare industry, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third-party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third-party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our

Spok.com

Exhibit 99.1
NEWS RELEASE
products and services, the effects of changes in accounting policies or practices, our ability to realize the benefits associated with our deferred tax assets and future impairments of our long-lived assets, amortizable intangible assets and goodwill, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.
Tables to Follow

Spok.com

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in thousands except share, per share amounts and ARPU)

	For the three months ended		For the nine months ended
	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Revenue:
Wireless	$19,054	$19,644	$56,601	$59,623
Software	14,690	16,207	44,678	47,987
Total revenue	33,744	35,851	101,279	107,610
Operating expenses:
Cost of revenue (exclusive of items shown separately below)	6,624	8,340	21,408	24,180
Research and development	2,223	4,063	11,344	12,663
Technology operations	6,719	7,287	20,612	21,513
Selling and marketing	3,440	5,404	12,629	15,727
General and administrative	8,868	11,664	28,922	32,425
Depreciation, amortization and accretion	828	2,568	2,633	7,752
Severance and restructuring	1,503	82	6,448	256
Total operating expenses	30,205	39,408	103,996	114,516
% of total revenue	89.5%	109.9%	102.7%	106.4%
Operating income (loss)	3,539	(3,557)	(2,717)	(6,906)
% of total revenue	10.5%	(9.9)%	(2.7)%	(6.4)%
Interest income	129	141	366	263
Other income	98	10	110	13
Income (loss) before income taxes	3,766	(3,406)	(2,241)	(6,630)
(Provision for) benefit from income taxes	(846)	912	(129)	1,120
Net income (loss)	$2,920	$(2,494)	$(2,370)	$(5,510)
Basic and diluted net income (loss) per common share	$0.15	$(0.13)	$(0.12)	$(0.28)
Basic weighted average common shares outstanding	19,693,659	19,464,893	19,661,849	19,378,543
Diluted weighted average common shares outstanding	19,901,267	19,464,893	19,661,849	19,378,543
Cash dividends declared per common share	0.3125	0.1250	0.9375	0.3750

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	9/30/2022	12/31/2021

ASSETS	(Unaudited)

Current assets:
Cash and cash equivalents	$37,165	$44,583
Short-term investments	—	14,999
Accounts receivable, net	26,920	26,908
Prepaid expenses	7,322	6,641
Other current assets	785	922
Total current assets	72,192	94,053
Non-current assets:
Property and equipment, net	6,379	6,746
Operating lease right-of-use assets	16,148	15,821
Goodwill	99,175	99,175
Deferred income tax assets, net	31,494	31,653
Other non-current assets	1,153	706
Total non-current assets	154,349	154,101
Total assets	$226,541	$248,154

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,792	$5,292
Accrued compensation and benefits	10,560	13,948
Deferred revenue	26,203	25,608
Operating lease liabilities	5,139	5,405
Other current liabilities	5,013	4,745
Total current liabilities	52,707	54,998
Non-current liabilities:
Asset retirement obligations	6,634	6,355
Operating lease liabilities	12,976	11,883
Other non-current liabilities	962	1,227
Total non-current liabilities	20,572	19,465
Total liabilities	73,279	74,463
Commitments and contingencies
Stockholders' equity:
Common stock	2	2
Additional paid-in capital	99,035	97,291
Accumulated other comprehensive loss	(2,060)	(1,588)
Retained earnings	56,285	77,986
Total stockholders' equity	153,262	173,691
Total liabilities and stockholders' equity	$226,541	$248,154

SPOK HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited and in thousands)

	For the nine months ended
	9/30/2022	9/30/2021
Operating activities:
Net loss	$(2,370)	$(5,510)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation, amortization and accretion	2,633	7,752
Deferred income tax expense (benefit)	157	(907)
Stock-based compensation	2,953	6,036
Provisions for credit losses, service credits and other	1,244	765
Changes in assets and liabilities:
Accounts receivable	(1,276)	2,165
Prepaid expenses and other assets	(984)	202
Net operating lease liabilities	500	778
Accounts payable, accrued liabilities and other	(3,068)	300
Deferred revenue	63	(2,053)
Net cash (used in) provided by operating activities	(148)	9,528
Investing activities:
Purchases of property and equipment	(1,773)	(3,103)
Capitalized software development	—	(8,239)
Purchase of short-term investments	(14,967)	(44,990)
Maturity of short-term investments	30,000	45,000
Net cash provided by (used in) investing activities	13,260	(11,332)
Financing activities:
Cash distributions to stockholders	(18,849)	(7,590)
Proceeds from issuance of common stock under the Employee Stock Purchase Plan	—	132
Purchase of common stock for tax withholding on vested equity awards	(1,209)	(1,860)
Net cash used in financing activities	(20,058)	(9,318)
Effect of exchange rate on cash and cash equivalents	(472)	(146)
Net decrease in cash and cash equivalents	(7,418)	(11,268)
Cash and cash equivalents, beginning of period	44,583	48,729
Cash and cash equivalents, end of period	$37,165	$37,461
Supplemental disclosure:
Income taxes paid/(refunded)	$212	$(165)

SPOK HOLDINGS, INC.
UNITS IN SERVICE, MARKET SEGMENTS,
AND AVERAGE REVENUE PER UNIT (ARPU) (a)
(Unaudited and in thousands)

	For the three months ended
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
Account size ending units in service (000's)
1 to 100 units	51	53	54	55	57	58	59	61
101 to 1,000 units	147	149	150	154	154	155	163	167
>1,000 units	626	633	634	638	642	656	652	657
Total	824	835	838	847	853	869	874	885

Market segment as a percent of total ending units in service
Healthcare	85.0%	85.0%	84.7%	84.7%	84.6%	84.5%	84.1%	83.6%
Government	4.1%	4.2%	4.7%	4.8%	4.8%	4.9%	4.8%	5.3%
Large enterprise	3.9%	4.0%	3.9%	3.9%	4.1%	4.1%	4.3%	4.3%
Other(b)	7.0%	6.8%	6.7%	6.6%	6.4%	6.4%	6.8%	6.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Account size ARPU
1 to 100 units	$11.80	$11.41	$11.52	$11.58	$11.67	$11.69	$11.72	$11.62
101 to 1,000 units	8.44	8.27	8.24	8.30	8.38	8.35	8.33	8.35
>1,000 units	6.69	6.63	6.64	6.63	6.65	6.68	6.68	6.62
Total	$7.40	$7.23	$7.24	$7.26	$7.29	$7.32	$7.34	$7.30

(a) Slight variations in totals are due to rounding.
(b) Other includes hospitality, resort and indirect units

RECONCILIATION OF ADJUSTED OPERATING EXPENSES
(Unaudited and in thousands)

	For the three months ended		For the nine months ended
	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Operating expenses	$30,205	$39,408	$103,996	$114,516
Add back:
Depreciation, amortization and accretion	(828)	(2,568)	(2,633)	(7,752)
Capitalized software development costs	—	2,621	—	8,239
Severance and restructuring	(1,503)	(82)	(6,448)	(256)
Adjusted operating expenses	$27,874	$39,379	$94,915	$114,747

RECONCILIATION OF ADJUSTED EBITDA
(Unaudited and in thousands)

	For the three months ended		For the nine months ended
	9/30/2022	9/30/2021	9/30/2022	9/30/2021
Net income (loss)	$2,920	$(2,494)	$(2,370)	$(5,510)
Add back:
(Provision for) benefit from income taxes	846	(912)	129	(1,120)
Other income	(98)	(10)	(110)	(13)
Interest income	(129)	(141)	(366)	(263)
Depreciation, amortization and accretion	828	2,568	2,633	7,752
EBITDA	$4,367	$(989)	$(84)	$846
Adjustments:
Capitalized software development costs	—	(2,621)	—	(8,239)
Stock-based compensation	878	2,016	2,954	6,035
Capital expenditures	(581)	(905)	(1,812)	(3,112)
Adjusted EBITDA	$4,664	$(2,499)	$1,058	$(4,470)

RECONCILIATION OF ADJUSTED OPERATING EXPENSE FROM GUIDANCE
(Unaudited and in millions)

	Current Guidance Range		Prior Guidance Range
	From	To	From	To
Operating expenses	$133.5	$136.5	$132.8	$136.1
Add back:
Depreciation, amortization and accretion	(3.5)	(3.5)	(3.5)	(3.5)
Severance and restructuring	$(7.0)	$(8.0)	$(6.0)	$(6.5)
Adjusted operating expenses	$123.0	$125.0	$123.3	$126.1